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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934





Date of Report (Date of earliest event reported):  January 22, 1999




                         WALNUT FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)



           Utah                  0-26072 and 814-00157           87-0415597
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)



8000 Towers Crescent Drive, Suite 1070, Vienna, Virginia               22182
      (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (703) 448-3771




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Item 5.  Other Events

         At 12:01 a.m. Mountain Time on January 22, 1999, Walnut Financial Services, Inc. (the "Company") effected a one-for-six reverse stock split (the "Reverse Stock Split") of its common stock, $.01 par value per share ("Common Stock"), pursuant to shareholder approval granted at the annual meeting of the shareholders of the Company held on January 20, 1999. Fractional shares held by any holder of Common Stock after aggregating all of such holder's shares were rounded up to the nearest whole share. Immediately following the effectiveness of the Reverse Stock Split, after giving effect to the rounding up of fractional shares, there were 3,350,533 issued and outstanding shares of Common Stock.

         In order to accomplish the Reverse Stock Split, the Company filed Articles of Amendment to its Articles of Incorporation as of January 22, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits

                4 Articles of Amendment of Articles of Incorporation of Walnut Financial Services, Inc.

                99 Press Release dated January 22, 1998 of Walnut Financial Services, Inc.














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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                WALNUT FINANCIAL SERVICES, INC.



                                                By:  /s/ ROBERT F. MAUER
                                                     --------------------------
                                                     Robert F. Mauer
                                                     Chief Financial Officer
Date:  February 1, 1999